UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

Ambrx Biopharma Inc.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-40505	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 North Torrey Pines Road La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-2400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value US $0.0001 per share*	N/A	Nasdaq Global Select Market *
American Depositary Shares, each representing seven ordinary shares, par value US $0.0001 per share	AMAM	Nasdaq Global Select Market

*

Not for trading, but only in connection with the listing of the American depositary shares on the Nasdaq Global Select Market. The American depositary shares represent the right to receive the ordinary shares and are being registered under the Securities Act of 1933 pursuant to a separate Registration Statement on Form F-6. Accordingly, the American depositary shares are exempt from registration under Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

The extraordinary general meeting of the shareholders (the “Special Meeting”) of Ambrx Biopharma Inc. (the “Company”) was held on October 10, 2023. Proxies for the Special Meeting were solicited by the Board of Directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 437,791,970 ordinary shares entitled to vote at the Special Meeting. A total of 345,241,684 ordinary shares were present at the Special Meeting in person or by proxy. The final votes on the proposals presented at the Special Meeting were as follows:

Proposal 1: Merger Proposal

The Agreement and Plan of Merger, dated as of September 11, 2023 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, New Ambrx Biopharma Inc., a Delaware corporation and newly-formed direct wholly owned subsidiary of the Company (“NewCo”), and Ambrx Merger Sub Inc. (“Merger Sub”), a Cayman Islands exempted company and newly-formed direct wholly owned subsidiary of NewCo, and the plan of merger to be registered with the Registrar of Companies of the Cayman Islands in respect of the merger (the “Cayman Plan of Merger”), by and between the Company and Merger Sub were adopted by the following vote:

For	Against	Abstain	Broker Non-Votes
344,961,369	228,130	52,185	—

Proposal 2: Advisory Organizational Documents Proposals

Each of the separate proposals to approve, on a non-binding advisory basis, the following differences between the Company’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Ambrx Governing Documents”) and the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (the “Proposed Bylaws” and, together with the Proposed Certificate of Incorporation, the “Proposed Organizational Documents”) of NewCo, which were presented separately in accordance with Securities and Exchange Commission guidance to give shareholders the opportunity to present their separate views on important corporate governance provisions, were adopted as follows:

2A. The proposal to approve, on a non-binding advisory basis, the difference in authorized share capital between (a) the Company, which consists of $105,000 divided into 1,050,000,000 shares comprising (i) 950,000,000 ordinary shares, par value $0.0001 per share, and (ii) 100,000,000 undesignated shares, par value $0.0001 per share, of such class or classes (however designated) as the Board may determine in accordance with Articles 8 and 9 of the Ambrx Governing Documents, and (b) NewCo, which consists of 251,000,000 shares of capital stock of NewCo, comprising (i) 250,000,000 shares of common stock, par value $0.0001 per share, of NewCo (“NewCo Common Stock”) and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share, of NewCo was adopted by the following vote:

For	Against	Abstain	Broker Non-Votes
330,761,106	14,425,208	55,370	—

2B. The proposal to approve, on a non-binding advisory basis, provisions in the Proposed Certificate of Incorporation prohibiting cumulative voting rights for holders of NewCo Common Stock was adopted by the following vote:

For	Against	Abstain	Broker Non-Votes
294,702,419	50,479,436	59,829	—

2C. The proposal to approve, on a non-binding advisory basis, provisions in the Proposed Certificate of Incorporation limiting personal liability of NewCo directors and officers for monetary damages for breach of fiduciary duty as a director or as an officer to the extent permissible under the Delaware General Corporate Law (“DGCL”) was adopted by the following vote:

For	Against	Abstain	Broker Non-Votes
344,906,727	279,601	55,356	—

2D. The proposal to approve, on a non-binding advisory basis, provisions in the Proposed Bylaws that provide, subject to certain exceptions, that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any NewCo stockholder to bring (i) any derivative action or proceeding brought on behalf of NewCo, (ii) any action asserting a claim of breach of a duty (including any fiduciary duty) owed by any current or former director, officer, stockholder, employee or agent of NewCo to NewCo or NewCo stockholders, (iii) any action asserting a claim against NewCo or any current or former director, officer, stockholder, employee or agent of NewCo arising out of or relating to any provision of the Delaware General Corporation Law, the Proposed Certificate of Incorporation or the Proposed Bylaws (each, as in effect from time to time), or (iv) any action asserting a claim against NewCo or any current or former director, officer, stockholder, employee or agent of NewCo governed by the internal affairs doctrine of the State of Delaware. This exclusive forum provision would not apply to suits brought to enforce a duty or liability vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, such as those created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction. In addition, the Proposed Bylaws provide that the federal district courts of the U.S. will be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, was adopted by the following vote:

For	Against	Abstain	Broker Non-Votes
344,939,270	247,345	55,069	—

2E. The proposal to approve, on a non-binding advisory basis, the adoption of a staggered term for the Board of Directors of NewCo (“NewCo Board”), which NewCo directors will initially be divided into three classes, each class to consist of, as equally as possible, one-third the total number of the directors constituting the entire NewCo Board, with the term of the initial Class I, II and III directors terminating on the date of the 2026, 2024 and 2025 Annual Meeting of NewCo stockholders, respectively, and at each succeeding annual meeting beginning in 2024, successors to the class of directors whose term expires at the annual meeting shall be elected for a three year term was adopted by the following vote:

For	Against	Abstain	Broker Non-Votes
273,907,995	71,278,431	55,258	—

2F. The proposal to approve, on a non-binding advisory basis, the adoption of a threshold of holders of at least 80% of the shares of NewCo who are entitled to vote at an election of directors to amend, alter, change or repeal, or to adopt any provision inconsistent with the purpose and intent of (i) Paragraphs (c), (d), (e), or (f) of Article Fifth or any provision of Articles Sixth, Seventh, Eighth, Ninth, Eleventh and Twelfth of the Proposed Certificate of Incorporation and (ii) Sections 3, 4 or 5 of Article II or Sections 1, 2, 4, or 6 of Article III or any of the provisions of Article VIII, Article IX or Article X of the Proposed Bylaws was adopted by the following vote:

For	Against	Abstain	Broker Non-Votes
273,892,231	71,292,228	57,225	—

Proposal 3: Adjournment Proposal

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, either (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals at the Special Meeting, to be effective as of the date of the Special Meeting, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the other proposals was adopted by the following vote:

For	Against	Abstain	Broker Non-Votes
338,147,086	7,029,841	64,757	—

Item 8.01. Other Events.

As a result of Company shareholder approval of the Merger Proposal, on October 11, 2023 the Company intends to complete its holding company reorganization pursuant to the Merger Agreement, which provides for the merger (the “Merger”) of the Company with Merger Sub, with the Company surviving the Merger as a direct wholly owned subsidiary of NewCo, and the automatic conversion of each ordinary share, par value $0.0001 per share, of the Company (“Ordinary Shares”) issued and outstanding immediately prior to the effective time of the Merger (including Ordinary Shares underlying the outstanding American Depositary Shares (“ADSs”)), into one-seventh (1/7) of one duly issued, fully paid and non-assessable share of NewCo Common Stock. Each ADS represents seven Ordinary Shares, therefore an ADS holder will be entitled to receive one share of NewCo Common Stock for each ADS held immediately prior to the effective time of the Merger. The Company expects that the Nasdaq Global Select Market (“Nasdaq”) will suspend trading of the ADSs as of close of business on October 11, 2023, and that the NewCo Common Stock will commence trading on Nasdaq as of the open of business on October 12, 2023, under the symbol “AMAM”, which is the same symbol under which the ADSs currently trade.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBRX BIOPHARMA INC.
(Registrant)

Date: October 10, 2023	By:	/s/ Sonja Nelson
	Name:	Sonja Nelson
	Title:	Chief Financial Officer